UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Global Food Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee previously paid with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GLOBAL FOOD TECHNOLOGIES, INC.

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

The Information Statement enclosed herewith is being furnished to holders of shares of common stock (the “Common Stock”), of Global Food Technologies, Inc., a Delaware corporation (the “Company,” “we” or “us”). The purpose of the Information Statement is to notify our stockholders that, on November 27, 2007, we obtained the prior approval, by way of written consent in lieu of an annual meeting, from our parent corporation, Global Food TECH, Inc., which holds 22,945,062 shares of Common Stock, representing 86.8% of our total issued and outstanding Common Stock, taking the following actions:

•	Election of 5 Directors of the Company to serve until their successors are duly elected; and
•	Approval and ratification of our 2006 Stock Incentive Plan

You are encouraged to carefully read the Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2 of the Exchange Act of 1934, Tech’s approval of the actions described herein will be deemed effective at a date that is at least 20 days after the date this Definitive Information Statement has been mailed or furnished to our stockholders. This Definitive Information Statement is first being mailed or furnished to stockholders on or about November 30, 2007.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 228 of the Delaware General Corporation Law.

By Order of the Board of Directors

November 30, 2007	/s/ Keith Meeks
Name: Keith Meeks Title: President and Chief Executive Officer

INFORMATION STATEMENT

OF

GLOBAL FOOD TECHNOLOGIES, INC.

113 Court Street
Hanford, California 93230

THIS DEFINITIVE INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
GLOBAL FOOD TECHNOLOGIES, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being furnished to holders of shares of common stock (the “Common Stock”), of Global Food Technologies, Inc., a Delaware corporation (the “Company,” “we” or “us”). The purpose of the Information Statement is to notify our stockholders that, on November 27, 2007, we obtained the prior approval, by way of written consent in lieu of an annual meeting (the “Written Consent”), from our parent corporation, Global Food TECH, Inc. (“Tech”), which holds 22,945,062 shares of Common Stock, representing 86.8% of our total issued and outstanding Common Stock, of the following actions:

•	Election of 5 Directors of the Company to serve until their successors are duly elected; and
•	Approval and ratification of our 2006 Stock Incentive Plan

Our Board of Directors approved the 2006 Stock Incentive Plan previously and recommended that the Stock Incentive Plan be submitted for stockholder approval. In addition, our Nominating Committee nominated the 5 directors elected by Tech to serve on our Board. Accordingly, all necessary corporate approvals in connection with such actions have been duly obtained and this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the Delaware Corporation Code are afforded to our stockholders as a result of the adoption of these resolutions.

The corporate action associated with the foregoing resolutions will not become effective before the day which is 20 calendar days after the mailing of this Information Statement to our stockholders. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about November 30, 2007. The written consent was executed by Tech on November 27, 2007, which is the record date for the determination of stockholders entitled to receive the Information Statement.

The Company will pay all expenses in connection with the preparing, printing and mailing of this Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

ACTIONS BY THE BOARD OF DIRECTORS AND
TECH

On November 10, 2006, the Board of Directors of the Company (the “Board of Directors”) approved the Company’s 2006 Stock Incentive Plan, which reserves 3,000,000 shares of the Company’s Common Stock for issuance thereunder (the 2006 Stock Incentive Plan shall be referred to herein as the “Plan”).

On October 1, 2007, the Company’s Nominating Committee adopted resolutions nominating James Bouskos, Arthur C. Agnos, Stephen J. Fryer, Gary L. Nielsen and James Stockland as nominees for directors.

On November 27, 2007, Tech executed a written consent electing such persons to the Board of Directors in lieu of an annual meeting of the stockholders and approving and ratifying the Plan. A copy of Tech’s written consent is attached hereto as Appendix A.

Certain terms of the Plan approved by the Board of Directors of the Company and Tech are set forth below under the heading “Approval of the Terms of the Plan.” A copy of the Plan is attached hereto as Appendix B.

GENERAL

This Definitive Information Statement is first being mailed or furnished to stockholders on or about November 30, 2007, and the approval by Tech of the Plan and the election of Directors discussed herein will not become effective until at least 20 calendar days after such mailing. The Company will pay all costs associated with the distribution of the Definitive Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED - DELAWARE LAW

Delaware General Corporation Law provides that, unless otherwise provided in the Company’s Certificate of Incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding an annual meeting and in order to accomplish the purposes as hereafter described, the Company obtained the written consent of Tech, the holder of a majority in interest of the Company’s outstanding voting stock, which voting stock is comprised of Common Stock.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of September 30, 2007, there were 26,449,362 shares of the Common Stock of the Company issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder. Tech held an aggregate of 22,945,062 shares of the Common Stock, or 86.8% of the voting stock outstanding, on such date. Holders of the Common Stock have no preemptive rights with respect to the matters approved.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

Beneficial Ownership Table

The following table sets forth as of September 30, 2007, the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed below possess sole voting and investment power with respect to the shares indicated, subject to community property laws where applicable.

Name and Address of Beneficial Owner (1)	Number of Shares of Our Common Stock	Percentage of Shares of Our Common Stock (2)	Number of Shares of Tech	Percentage of Shares of Tech (3)
James Bouskos	—	*	970,287	4.2%
Keith Meeks	—	*	796,933	3.5%
Mark Terry	—	*	2,376,178	10.4%
Marshall F. Sparks	—	*	133,334	*
Stephen J. Fryer	14,111	*	291,112	1.3%
Gary L. Nielsen	14,925	*	103,334	*
Arthur C. Agnos	15,444	*	4,334	*
James Stockland	-
All directors and officers as a group (7 individuals)	44,480	*	4,675,512	20.4%

Global Food Tech, Inc. (4)	22,945,062	86.8%	—	*

* Less than one percent.

(1) The address of the stockholders identified in this table is c/o Global Food Technologies, Inc., 113 Court Street, Hanford, CA 93203.

(2) The percentage ownership is based on 26,449,362 shares of common stock outstanding as of September 30, 2007.

(3) The percentage ownership is based on 22,945,062 shares of the common stock of Tech outstanding as of September 30, 2007.

(4) Messrs. Agnos, Fryer and Nielsen are the directors of Global Food Tech, Inc. Mr. Fryer is also the President of Global Food Tech, Inc. and Mr. Sparks is the Chief Financial Officer and Secretary of Global Food Tech, Inc. All such persons expressly disclaim beneficial ownership of these shares.

ELECTION OF DIRECTORS

The Nominating Committee nominated James Bouskos, Arthur C. Agnos, Stephen J. Fryer, Gary L. Nielsen and James Stockland for election by written consent or at an annual meeting of stockholders. Pursuant to the Written Consent, these five directors have been elected to serve (effective 20 days after the mailing of this Information Statement) until the next annual meeting of the stockholders or until their respective successors have been duly elected and qualified. The Board of Directors knows of no reason why any of the nominees would be unable or unwilling to serve.

Nominees for Director

The following sets forth the names, ages and positions of each person who is a current director or nominee for director or an executive officer of the Company.

Name	Age	Position Held
James Bouskos	58	Chairman of Board
Keith Meeks	46	President and Chief Executive Officer
Marshall F. Sparks	66	Chief Financial Officer, Secretary and Treasurer
Stephen J. Fryer	69	Director
Gary L. Nielsen	64	Director
Arthur C. Agnos	68	Director
James Stockland (1)	45	Director-Nominee
Mark Terry (2)	46	Director

(1)	Pursuant to the Written Consent, Mr. Stockland will become a director 20 days after the mailing of this Information Statement.
(2)
To the Company’s knowledge, Mark Terry was unwilling to stand for re-lection as a member of the Board of Directors. Upon the effectiveness of the Written Consent, Mr. Terry will no longer serve as a director of the Company.

There are no family relationships between any of our directors and/or any executive officers.

James Bouskos – Chairman of the Board

Mr. James Bouskos currently serves as the Chairman of our Board of Directors, a position he was appointed to in August 2005. He joined Tech in December 2004, when he was appointed the Chairman of Tech’s Board of Directors and served on Tech’s Board until August 2005. From January 2000 to September 2004, Mr. Bouskos operated Bouskos Consulting, a business consulting firm that served real estate developers, restaurants, retailers, corporations, including high technology and biotechnology companies, and other businesses. In 1988, Mr. Bouskos was appointed by the Mayor of San Francisco to the San Francisco Port Commission, which oversees the maritime, commercial and public operations of San Francisco’s waterfront. He served as both the Vice President and President of the Port Commission until his retirement from the Port Commission in 1992. Mr. Bouskos attended Foothill College and California State University Fresno, where he majored in English Literature.

Keith Meeks – President and Chief Executive Officer

Mr. Keith Meeks currently serves as our President and Chief Executive Officer, positions he was appointed to in August 2005. He was also a co-founder of Tech. Previous to this, he had served as the Vice President of Corporate Development of Tech where his responsibilities included working with Tech’s consultants and advisors to select beta test site partners and primary target markets. He served as a director and an officer of Tech from August 2001 to August 2005. From August 2000 to July 2001, he was the Director of Business Development of Global Food Technologies, LLC, the predecessor of Tech. Mr. Meeks started his professional career in the financial services industry in 1980 with New York Life, and later became a Certified Financial Planner and Investment Advisor, receiving this designation from the College of Financial Planners in Denver, Colorado.

On December 24, 2002, the California Corporations Commissioner issued Cease and Refrain Orders pursuant to California Corporations Code 25532, enjoining Mr. Meeks, among approximately 150 financial advisors, from (1) offering for sale any investment agreements in the form of promissory notes, real estate investment agreements and/or investment contract issued by TLC Investment & Trade Co., TLC America, Inc., dba Brea Development Company, TLC Brokerage, Inc., dba TLC Marketing, TLC Development Inc. and/or TLC Real Properties RLLP-1, or any other security not qualified or exempt under California’s securities laws; (2) effecting any transaction involving a security without first being licensed in California as a broker-dealer and (3) offering, selling, buying or offering to buy any security by means of any written or oral communication which includes an untrue statement of material fact.

Mr. Meeks has over 21 years of involvement in the financial services industry, and during this time, has not been sued based on the services he has provided to his clients or for any other reason or matter. No action has been taken nor charges filed against him following his receipt of the Cease and Refrain Orders from the California Corporations Commissioner.

Marshall F. Sparks – Chief Financial Officer and Secretary

Mr. Marshall F. Sparks currently serves as our Chief Financial Officer and Secretary, positions he was appointed to in August 2005. Mr. Sparks is also the Chief Financial Officer of Tech. He has been a consultant on corporate financial matters and capital formation with Hampton Financial and has operated Hampton Financial since September 1990. Mr. Sparks is a financial executive with extensive experience in developing technology businesses. He has founded and capitalized numerous companies, taking them from the developmental to the commercial stage. He has facilitated and conducted five initial public offerings, five joint venture transactions and 15 merger and acquisition transactions. Mr. Sparks is a California Certified Public Accountant and earned his undergraduate degree and MBA from the University of California, Berkeley.

Stephen J. Fryer – Director

Mr. Stephen J. Fryer currently serves as one of our Directors, a position he was appointed to in August 2005. Mr. Fryer also serves as a Director on Tech’s Board of Directors and has served in this position since July 2007 (as well as a prior period from 2001 through August 2005) and briefly served as Tech’s interim Chief Executive Officer. He has been a managing partner of SC Capital Partners, LLC, an investment banking and financial advisory company, since July 2005. From January 2003 to July 2005, he was a consultant to Grant Bettingen, Inc., an investment banking firm in Newport Beach, California. From April 2001 to December 2002, he headed Fryer and Associates, an investment banking firm. From December 1998 to April 2001, he was the Chief Executive Officer and Chairman of Pen Interconnect, a company formerly involved in contract manufacturing. He was a Managing Director of Ventana International, Inc., which is a venture capital and boutique investment-banking firm with over $150 million in capital. He is a graduate of the University of Southern California with a degree in Mechanical Engineering and a minor in Economics.

Gary L. Nielsen – Director

Mr. Gary L. Nielsen currently serves as one of our Directors, a position he was appointed to in August 2005. He also serves as a Director on Tech’s Board of Directors, a position he has held since July 2007 (as well as a prior period from December 2004 to August 2005). Mr. Nielsen is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and Arizona Society of Certified Public Accountants. Since September 2005, Mr. Nielsen has served as the President of National Health Benefits Corp. He served as the principal of Terra Capital, Inc. from September 2003 through September 2005. From December 2000 through September 2003, Mr. Nielsen was the Chief Financial Officer of Environmental Support Solutions, Inc. Previously, he was a manager in the Phoenix office of KPMG Peat Marwick and has served in an executive capacity as Senior VP of Finance or CFO for three NYSE companies, one AMEX company and a NASDAQ company. These companies include Granite Golf Corporation, Best Western International, Giant Industries, Inc., American Continental Corporation and Del Webb Corporation. Mr. Nielsen is a graduate of the Arizona State University where he received a Bachelor of Science in Accounting.

Arthur C. Agnos – Director

Mr. Arthur C. Agnos currently serves as one of our Directors, a position he was appointed to in August 2005. He also serves as a Director on Tech’s Board of Directors, a position he has held since July 2007. Mr. Agnos also serves on the Board of Directors of Countrywide Treasury Bank, a subsidiary of Countrywide Credit Industries headquartered in Calabasas, California, a position he has held since June 2001. From February 2001 to September 2005, Mr. Agnos served as a consultant for E.J. De La Rosa & Co., Inc., an investment banking firm. Mr. Agnos has extensive experience in executive roles and decision-making at the federal, state and local government levels as Mayor of San Francisco, as an elected member of the California State Legislature and as a senior Presidential appointee in the U.S. Department of Housing and Urban Development. Mr. Agnos began his elective career in the California legislature, where he served as Chair of the Joint Legislative Audit Committee. He has served as the Chair of the Assembly Ways and Means Health and Welfare Subcommittee of the California legislature. From June 1993 to January 2001, he was the Regional Director of the U.S. Department of Housing and Urban Development in the Pacific-Hawaii region. Mr. Agnos received a Bachelor of Arts from Bates College and a Master in Social Work from Florida State University.

James Stockland – Director-elect/Nominee

Pursuant to the Written Consent by Tech, Mr. Stockland will become a member of the Board of Directors 20 days after the mailing of this Information Statement. Mr. Stockland is the Founder and CEO of A&D Sales and Marketing, Inc. in Fayetteville, Arkansas. A&D Sales procures and distributes meat and poultry products to the retail, foodservice and industrial markets in the U.S., Puerto Rico, Mexico, and other international markets.  A&D Sales is a successful meat and poultry trading companies in the United States and has an impeccable reputation within the industry built on trust and integrity since 1991. In 1994, Mr. Stockland co-founded Ozark Consulting and Marketing, Inc.  Ozark Consulting and Marketing represents some of the largest vendors in the seafood and poultry industries to Wal-Mart stores and Sam’s Wholesale Clubs.  OCM is responsible for ordering, inventory and replenishment, and many other changing duties.

Mr. Stockland attended the University of Central Arkansas in Conway, Arkansas and earned a bachelors degree in History and Physical Education.  He earned a Masters of Education degree from the University of Arkansas in Fayetteville.

Outside of work, Mr. Stockland is the President of the Donald W. Reynolds Boys and Girls Club.  The club is a $10,000,000 facility which encompasses approximately 85,000 square feet and services over 6,000 members annually.  Most of his board time has been spent creating and implementing a new strategic plan to keep up with the needs of the club, including fundraising for the operational needs as well as future growth and facility expansion.

Mark Terry – Director

Mr. Mark Terry currently serves as one of our Directors and was the Chief Technology Officer until his resignation in August 2006. He was appointed to both positions in August 2005. He is the original co-founder of Tech and the inventor of the BEST Seafood Processing System proprietary technology and food processing system. From August 2001 to August 2005, Mr. Terry served as the Chief Technology Officer, Chief Operating Officer and Director of Tech. From August 2000 to July 2001, he was a managing member of Global Food Technologies, LLC, the predecessor of Tech. He is the inventor on all of our patents, including the patent that is the basis for the technology in the iPura™ System. Mr. Terry attended Montana State University, San Jose State University and LaSalle University, where he studied mechanical engineering, mathematical science, statistical analysis and chemical engineering.

Term of Office

Our directors are elected to hold office until successors are duly elected at the next annual general meeting of our stockholders (or by written consent in lieu thereof) or until removed from office in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until removed by our Board of Directors.

Director Independence

As of December 31, 2006, our independent directors were Stephen J. Fryer, Gary L. Nielsen and Arthur C. Agnos. These independent directors also serve on our audit committee, compensation committee and nominating committee; no non-independent directors serve on such committees. Mr. Stockland will also be considered independent when he joins the Board. Our common stock is not listed on any national securities exchange or other market. However, for purposes of determining director independence, we use the standards set forth by the American Stock Exchange. Mr. Fryer served briefly as interim CEO. In accordance with the American Stock Exchange rules, a director is considered independent if such service as an interim executive officer was for a period of less than one year. We also considered the related party transactions set forth below in this Information Statement to the extent such transactions involved any of our independent directors, and believe that such transactions do not prevent the directors from being considered independent.

Meetings of the Board of Directors and Information Regarding Committees

During our fiscal year ended December 31, 2006, our Board of Directors held three meetings.

Our Board of Directors has established four committees: an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. As of September 30, 2007, these committees were comprised as follows:

Audit Committee:	Gary L. Nielsen (Committee Chairman), (Audit Committee Financial Expert) Stephen J. Fryer Arthur C. Agnos

Compensation Committee:	Arthur C. Agnos (Committee Chairman) Gary L. Nielsen Stephen J. Fryer

Nominating Committee	Arthur C. Agnos (Committee Chairman) Gary L. Nielsen Stephen J. Fryer

Executive Committee:	James Bouskos (Committee Chairman) Mark Terry Stephen J. Fryer

As of September 30, 2007, Stephen J. Fryer, Gary L. Nielsen and Arthur C. Agnos are independent directors. The Board of Directors has determined that Mr. Nielsen is an “audit committee financial expert” within the meaning of Item 401(e)(2) of Regulation S-B. The Company has not yet determined which committees, if any, that Mr. Stockland will serve on.

Audit Committee Report

The  Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.  The Committee consists of three members all of whom are “independent” as determined under the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board. The Audit Committee met one time during fiscal 2006.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2006 financial statements, the Committee reviewed the 2006 audited financial statements, which appear in our Annual Report on Form 10-KSB, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented and has discussed the independence of the independent auditors with the independent auditors.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2006. The Committee and the Board have also recommended the selection of Weinberg & Company, P.A. as independent auditors for the Company for the fiscal year ended December 31, 2006.

Submitted by the Audit Committee Members
Gary L. Nielsen
Stephen J. Fryer
Arthur C. Agnos

Compensation Committee
The primary responsibilities of the Compensation Committee are to: (a) assist the Board in establishing the annual goals and objectives of the chief executive officer; (b) recommend to the independent members of the Board the compensation of the chief executive officer; (c) oversee the performance evaluation of the Company’s other executive officers and approve their compensation; (d) oversee and advise the Board on the adoption of policies that govern our compensation programs and other compensation-related polices; (e) oversee administration of our equity-based compensation and other benefit plans; and (f) approve and authorize grants of equity compensation awards under our stock plan. The Compensation Committee annually reviews the compensation paid to non-employee directors, and makes recommendations to the Board for any adjustments. Executive officers may submit proposals for their compensation, and such proposals are reviewed by the Compensation Committee. The Compensation Committee has three members and met one time during fiscal 2006.

The Committee may delegate the authority to make equity compensation grants to eligible individuals who are not executive officers. The delegation to make equity compensation grants applies principally to awards to new employees, promotions and administrative corrections. The delegation does not cover grants made to executive officers. The Compensation Committee does not have a formal charter and operates under the authority granted to it by the Board of Directors.

Nominating Committee
The Nominating Committee has three members and is responsible for recommending director candidates and review of board procedures, size and organization. There is no formal Nominating Committee charter. The Nominating Committee was formed in 2007, and thus, held no meetings in fiscal 2006.

The Nominating Committee has not yet adopted any formal process for considering director candidates submitted by stockholders. However, stockholder nominees are subject to the same consideration as nominees proposed by members of the Committee or the Board. If a stockholder submits such a proposal, the Nominating Committee anticipates adopting a formal process at such time. The Nominating Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration.  No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the director nominees elected by Tech were nominated by the Nominating Committee.

Executive Committee

The Executive Committee was formed to allow our inside or employee directors to expedite action on certain matters without requiring a full meeting of the entire Board of Directors, which requires travel and coordination of schedules by our outside directors. The Executive Committee did not hold any meetings in fiscal 2006 and is expected to be dissolved next year.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm Weinberg & Company, P.A., independent auditor, has audited our financial statements for the years ended December 31, 2006 and 2005. The Board of Directors has appointed Weinberg & Company, P.A. to serve as our independent auditors for the 2006 year-end audit and to review our quarterly financial reports for filing with the SEC during fiscal year 2007.

The following table shows the fees billed for audit and other services provided by Weinberg & Company, P.A. for fiscal years 2006 and 2005.

	2006	2005
Audit Fees (1)	$47,482	$73,940
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees (2)	35,843	33,967
Total	$83,325	$107,907

(1) Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2) All Other Fees represent services in connection with SEC filings.

Pre-Approval of Non-Audit Services

The SEC adopted rules that require that before the independent auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement must be:

- approved by our Audit Committee; or

- entered into pursuant to pre-approval policies and procedures established by our Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and the policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Our Audit Committee requires advance approval of all audit, audit-related, tax and other services performed by our independent auditor. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before our independent auditor is engaged to perform it. All services performed by our independent auditors in 2006 and 2005 were approved in accordance with the Audit Committee’s pre-approval policies.

Shareholder Communication with Directors

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, at 113 Court Street, Hanford, CA 93203. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests Company general information.

Executive Compensation

We have not adopted any retirement, pension, profit sharing or insurance programs or other similar programs for the benefit of our employees other than the 2006 Stock Incentive Plan for Officers, Directors, employees and consultants.

The following table sets forth compensation information for services rendered by our Chief Executive Officer in fiscal 2006 and our named executive officers.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

James Bouskos	2006	76,116	103,350	10,500	189,966
Chairman of the Board

Keith Meeks	2006	150,555	—	9,295	159,850
President and Chief Executive

Marshall F Sparks	2006	106,500	413,400	—	519,900
Chief Financial Officer

Mark Terry	2006	150,000	—	6,853	156,853
Chief Technology Officer

(1)
Option awards took the form of fully vested Warrants to purchase common stock at an exercise price of $5.00 per share. The warrants were granted in November 2006 and have a term of 5 years. The amount shown is the imputed value of the warrant, calculated using the Black-Scholes method, required to be recognized in the financial statements.

(2)	Other Annual Compensation represents payments made on leased vehicles provided to these three officers.

Stock Option Grants

The Board of Directors adopted our 2006 Stock Incentive Plan in November 2006. Directors and executive officers are eligible to receive awards under the plan; however, no awards under the Stock Incentive Plan were granted to persons serving as our Directors, Chief Executive Officer or our named executive officers during the fiscal year ended December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides certain information with respect to outstanding stock warrants and options as of December 31, 2006:

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
James Bouskos	—	50,000	—	$5.00	Nov. 2011
Keith Meeks	—	—	—
Marshall F. Sparks	—	200,000	—	$5.00	Nov. 2011
Mark Terry	—	—	—

(1)
The equity awards were in the form of warrants. The warrants are not exercisable until the shares are registered or our common stock is listed on a stock exchange or other market selected by the Company. No stock grants were awarded to our named executive officers during 2006 and no stock awards were outstanding as of fiscal 2006 year-end.

Employment Contracts and Termination of Employment, and Change in Control

Neither we nor Tech have any employment agreements or severance agreements with any of our respective executive officers and directors.

Director Compensation

Our independent directors are entitled to receive the following compensation:
•	$24,000 annual retainer fee
•	$1,000 per Board meeting attended
•	$4,000 per year per committee chairmanship

After the first year of service, independent directors are entitled to stock option or warrant grants in an amount to be determined by the Board of Directors.

As of December 31, 2006, our independent directors were Stephen J. Fryer, Gary L. Nielsen and Arthur C. Agnos. All directors are entitled to be reimbursed for reasonable expenses actually incurred by them in connection with their duties as directors.

Director compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($) (2)	Total ($)

Stephen J Fryer	8,001	18,999	103,350	130,350
Gary L Nielsen	9,333	21,663	206,700	237,696
Arthur C Agnos	6,997	23,999	206,700	237,696

(1)
Director’s fees are accrued monthly and were paid in cash through March, thereafter the accrual was paid in shares of common stock quarterly beginning in June 2006. A total of 14,369 shares were issued during the year valued at $64,661. The shares of stock are fully vested and not subject to any forfeiture or repurchase restrictions.

(2)
Option awards took the form of fully vested Warrants to purchase common stock at an exercise price of $5.00 per share. The warrants were granted in November 2006 and have a term of 5 years. The amount shown is the imputed value of the warrant, calculated using the Black-Scholes method, required to be recognized in the financial statements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships

Arthur Agnos, Stephen Fryer and Gary Nielsen constitute all of the members of the Board of Directors of Tech, and also serve on the Company’s Board of directors. Mr. Fryer also serves as Tech’s President. Marshall F. Sparks, our Chief Financial Officer, Secretary and Treasurer, also has been appointed as the Chief Financial Officer, Secretary and Treasurer of Tech. Until such persons no longer serve Tech or us in these capacities, this commonality of our respective Boards of Directors and executive managements could create, or appear to create, potential conflicts of interest when these directors and managements are faced with decisions that could have different implications for Tech and us.

Related Transactions

With respect to each of the transactions described below, we believe that the terms of such transactions were no less favorable to us than could have been obtained from unaffiliated third parties.

In November 2004, Tech established an office in Newport Beach, California, to provide space for its Chief Financial Officer. Mike Rubel and Stephen J. Fryer personally leased office space co-located with Grant Bettingen Inc., our former investment banking firm, and allocated and rented space to Tech, Grant Bettingen Inc. and three other tenants. Pursuant to an oral agreement, the rental of the space is on a month-to-month basis at a rate of $790 per month. In July 2006 an additional office for engineering staff was rented and the rental rate was increased to $2,100 per month Mr. Fryer is our Director and our former interim Chief Executive Officer. This rental terminated in September 2007 and the offices were relocated to Tustin, California.

SC Capital Partners LLC was retained to provide advisory services and transaction assistance on corporate matters, financing transactions and merger and acquisition transactions for a period of one year, effective September 2005. A monthly retainer of $6,000 and reasonable expense reimbursement is included and various success fees and commissions were defined. A commission of $18,260 was accrued under the contract for participation in a private placement and was paid in 2007. No other payments were made, other than the retainer, or obligations incurred under the agreement. The agreement expired in September 2006. Mr. Fryer, our former interim Chief Executive Officer and a current member of our Board of Directors, is a principal of SC Capital.

In April and May of 2006, we arranged a series of 3 loans aggregating $290,000 from Gary L. Nielsen, a member of our Board of Directors. Two loans aggregating $190,000 are demand loans. The third loan for $100,000 matured July 18, 2006, and was repaid on its due date. The loans bear interest of 8% plus an additional five points, aggregating $14,500, due at maturity, which was expensed as additional interest expense in 2006. Additional consideration for the 3 loans was approved by the Board in August 2006, in the form of warrants to purchase 29,000 shares of our common stock. The warrants are exercisable at $4.50 per share for two (2) years from the date of repayment. The Company determined the fair value of the warrants to be $20,793 based upon a Black-Scholes option pricing model which was recorded as additional interest expense. In August 2006, another loan for $100,000 was made for 90 days from Mr. Nielsen’s IRA account at 8% interest and no additional consideration. The loan was rolled over in November 2006 for an additional six months maturing in May 2007. All loans are unsecured.

On April 3, 2006, we arranged a 30 day bridge loan in the amount of $350,000 from a non-principal shareholder. The loan bears interest at eight percent (8%) per annum plus an additional five points, or $17,500, which was recorded as interest expense. The loan is secured by all assets, including any intellectual assets, of the Company. Additional consideration included the issuance of warrants to purchase 35,000 shares of our common stock. The warrants are exercisable at $4.50 per share for two (2) years from the date of repayment. The Company determined the fair value of the warrants to be $17,325 based upon a Black-Scholes option pricing model which was recorded as additional interest expense. In July, $100,000 of principal was repaid, leaving a balance of $250,000 that is currently past due. The Company is currently negotiating an extension of this note. The loan is guaranteed by Keith Meeks, our President, and Mark Terry, a Director of the Company who was also the former Chief Technology Officer of the Company.

Parent

Tech owns 22,945,062 shares of our Common Stock, representing 86.8% of our outstanding voting stock.

Section 16(a) Beneficial Ownership reporting Compliance

Section 16(a) of the Exchange Act and the rules thereunder require our executive officers, directors and greater than 10% stockholders to file reports of beneficial ownership of our common stock on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the SEC.

We believe that during the fiscal year ended December 31, 2006, our executive officers, directors or beneficial owners of more than 10% of our common stock complied with the Section 16(a) filing requirements, with the following exceptions: Each of Messrs. Terry, Bouskos and Nielsen failed to file Form 3s; Mr. Bouskos failed to file Form 4s reporting three separate stock grants and one warrant issuance; each of Messrs. Agnos and Fryer failed to file Form 4s reporting two separate stock grants and one warrant issuance to each of them; each of Messrs. Bouskos and Sparks failed to file a Form 4 reporting a warrant issuance to each of them. Messrs. Agnos, Bouskos, Sparks and Nielsen have subsequently filed Form 5s reporting such transactions. The Company anticipates that filings for each of the other transactions above will be filed shortly.

2006 STOCK INCENTIVE PLAN

In November 2006, we adopted a the 2006 Stock Incentive Plan (the “Plan”) to incentivize officers, Directors, employees and consultants with awards of securities including stock options, stock appreciation rights and restricted stock grants. There are a maximum of 3,000,000 shares of Common Stock subject to award under the plan and the awards must be made at fair market value at the date of the award. Pursuant to the Written Consent, Tech has approved and ratified the terms and conditions of the Plan.

The Plan

The Plan provides for grants of equity awards including options to purchase Common Stock to the Company’s officers, directors, employees and consultants. A total of 3,000,000 shares of Common Stock have been reserved for issuance under the Plan, and as of September 30, 2007, options to purchase 530,000 shares had been granted. The Plan has been ratified by Tech and the effectiveness of the ratification of the plan under which the options were granted is subject to the effectiveness of the approval of Tech which shall be 20 days after the mailing of this Information Statement.

Types of Grants and Eligibility

The Plan is designed to provide an incentive to employees (including officers and directors who are employees) and to consultants and directors who are not employees of the Company and its present and future subsidiaries (collectively, a “participant”) and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of Incentive Stock Options (“ISO”), Non-Qualified Stock Options (“NQSO”), Restricted Stock and Stock Appreciation Rights (collectively, an “Award”).

Administration of the Plan

The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

Exercise Price

The exercise price of the shares of Common Stock under each option is to be determined by the Administrator, subject to the following:

The exercise price shall be no less (and shall have not potential to become less at any time) than one hundred percent (100%) of the fair market value per share on the date of grant; and

If at the time of grant, the participant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the option shall bear an exercise price of no less than one hundred ten percent (110%) of the fair market value per share on the date of grant.

Term, Exercise and Vesting

The term of each option granted pursuant to the Plan is established by the Committee, in its sole discretion, at or before the time such option is granted. An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made as determined by the Administrator in any manner permissible under applicable law. Unless otherwise specified or to the extent required by law, an option granted to an employee who is not an officer or director or a consultant, shall vest at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

Termination of Relationship

Any employee holder of an option whose employment or relationship with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, subject to certain exceptions set forth in the Plan related to cause, death or disability.

Liquidation or Merger

In the event of the liquidation or dissolution of the Company any outstanding options will terminate, unless other provision is made therefor by the Administrator. In the event of a merger or consolidation in which the Company is not the surviving corporation, any outstanding options shall be assumed by the surviving entity, unless the Administrator determines to accelerate vesting of all such Awards, with termination upon consummation of such transaction.

Equity Based, Non-Option Awards:

Restricted Stock Awards

The Administrator may grant Restricted Stock, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. The award agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered nonqualified deferred compensation.

Amendments and Termination of the Plan

The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, subject to certain exceptions set forth in the Plan.

Non-Transferability of Awards

No Award granted under the Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed or encumbered of in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the participant, only by the participant.

Certain Federal Income Tax Consequences:

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and restricted stock.

A participant does not recognize taxable income upon the grant of an option. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

The preceding summary of the Plan is qualified in its entirety by reference to the Company’s full text of the Plan as it appears in Exhibit B to this Information Statement.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at: 113 Court Street, Hanford, CA 93203, or by contacting the Company via telephone at 559-589-0100. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-KSB, 10-QSB and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

By Order of the Board of Directors

November 30, 2007	/s/ Keith Meeks
Name: Keith Meeks
Title: President and Chief Executive Officer

APPENDIX A
WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER
OF
GLOBAL FOOD TECHNOLOGIES, INC.

The undersigned (“Majority Stockholder”), being the holder of a majority of the issued and outstanding shares of Common Stock of Global Food Technologies, Inc., a Delaware corporation (the “Company”), pursuant to Section 228 of the General Corporation Law of the State of Delaware, does hereby adopt by this written consent the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

Election of Directors

WHEREAS, the Majority Stockholder desires to elect members of the Board of Directors by written consent in lieu of an annual meeting of the stockholders;

WHEREAS, the Company’s Nominating Committee adopted resolutions nominating James Bouskos, Arthur C. Agnos, Stephen J. Fryer, Gary L. Nielsen and James Stockland as nominees for directors;

RESOLVED, that James Bouskos, Arthur C. Agnos, Stephen J. Fryer, Gary L. Nielsen and James Stockland are hereby elected as members of the Board of Directors, to serve until the next annual meeting of the Board of Directors (or written consent in lieu thereof) or until their respective successors have been duly elected and qualified.

Adoption of 2006 Stock Incentive Plan

WHEREAS, the Board of Directors of the Company approved a stock incentive plan, known as the Global Food Technologies, Inc. 2006 Stock Incentive Plan (the “Plan”), attached hereto as Exhibit A, and authorized the officers to obtain stockholder approval of the Plan;

WHEREAS, the Plan provides for the granting to directors, officers, employees and other service providers of the Company of shares of stock and options to acquire shares of stock in the Company; and

WHEREAS, 3,000,000 shares of Common Stock are reserved for issuances of awards under the Plan;

RESOLVED, that the Majority Stockholder hereby approves and ratifies the Plan and any and all awards granted under the Plan as of the date hereof.

General Authority

RESOLVED, that any and all action heretofore or hereafter taken by the officers or directors of this Company within the terms of any of the foregoing resolutions are hereby ratified and confirmed as the act and deed of this Company; and

RESOLVED FURTHER, that each of the officers and directors of this Company is hereby authorized and directed to execute and deliver any and all documents and to take such other action as he deems necessary, advisable or appropriate to carry out the purposes and intent, but within the limitations, of the foregoing resolutions.

This Written Consent shall be filed with the Secretary of this Company, who is hereby instructed to insert it into the minute book of this Company.

Dated as of: November 27, 2007	MAJORITY STOCKHOLDER:
GLOBAL FOOD TECH, INC.

No. of Shares Held: 22,945,062	/s/ Stephen J. Fryer
Stephen J. Fryer, President and Director

EXHIBITS TO APPENDIX A

[intentionally omitted]

EXHIBIT B

GLOBAL FOOD TECHNOLOGIES, INC.

2006 STOCK INCENTIVE PLAN

1. Purposes of the Plan.    The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. To accomplish the foregoing, the Plan provides that the Company may grant Options, Stock Appreciation Rights and Restricted Stock (each as hereinafter defined). Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2. Definitions.    As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) "Applicable Laws" has the meaning set forth in Section 4(a) of the Plan.

(c) "Award" means an award of Options, Stock Appreciation Rights or Restricted Stock (each as defined below).

(d) "Board" means the Board of Directors of the Company.

(e) "Cause" shall have such meaning as determined by the Administrator or as provided in the applicable award agreement. Determination of Cause shall be made by the Administrator in its sole discretion.

(f) "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(h) "Common Stock" means the common stock of the Company.

(i) "Company" means Global Food Technologies, Inc., a Delaware corporation.

(j) "Consultant" means any person who is engaged by the Company, or any Parent or Subsidiary, to render services and is compensated for such services other than as an Employee.

(k) "Continuous Status" means the absence of any interruption or termination of service as an Employee, Director or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status.

1

(l) "Director" means a member of the Board.

(m) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o) "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(iv) Prior to the Listing Date, the Fair Market Value shall be determined in accordance with the California Code of Regulations.

(p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

(q)
“Listing Date” means the first date upon which any security of the Company is considered a listed security as defined in the Securities Act of 1933, as amended, or is otherwise no longer subject to the provisions of Section 25102(o) of the California Corporate Securities Law of 1968 and the applicable sections of the California Code of Regulations referenced therein.

(r)	"Non-Employee Director" shall mean a Director who is not an Employee.

(s)	"Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

(t)	"Option" means a stock option granted pursuant to the Plan.

2

(u)	"Optionee" means an Employee, Director or Consultant who receives an Option or Restricted Stock.

(v)	"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(w)	"Plan" means this Stock Incentive Plan - 2006.

(x)	"Restricted Period" has the meaning set forth in Section 10(b) of the Plan.

(y)	"Restricted Stock" means shares of Common Stock acquired pursuant to Section 10 of the Plan.

(z)	"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

(aa)	"Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(bb)	"Stock Appreciation Right" means any right granted under Section 11 of the Plan.

(cc)	"Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(dd)	"Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

3.  Stock Subject to the Plan.

a. The maximum aggregate number of Shares that may be issued under the Plan is 3,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire, become forfeited or become unexercisable for any reason without having been exercised or nonforfeitable in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Restricted Stock in order to satisfy the exercise or purchase price for such Option or Restricted Stock or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

b. Prior to the Listing Date, in addition, the total number of Shares issuable upon exercise of all outstanding Awards shall be limited as specified in the California Code of Regulations.

4. Administration of the Plan.

(a) Multiple Administrative Bodies. If permitted by Rule 16b-3 and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively the "Applicable Laws"), grants under the Plan may be made by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

3

(b) General. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;
(ii)	to select the Consultants, Directors and Employees to whom Awards may from time to time be granted hereunder;
(iii)	to determine whether and to what extent Options, Stock Appreciation Rights, or Restricted Stock or any combination thereof are granted hereunder;
(iv)	to determine the number of Shares of Common Stock, if any, to be covered by each Award granted hereunder;
(v)	to approve forms of agreement for use under the Plan;
(vi)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including, but not limited to, the share price and any restriction or limitation, the vesting of any Option or the acceleration of vesting or waiver of a forfeiture restructure, based in each case on such factors as the Administrator shall determine, in its sole discretion;

(vii)	to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;
(viii)
to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; provided, however, that, to the extent required under Applicable Law or the rules of the applicable Stock Exchange, the Administrator shall not exercise such power without prior shareholder approval.

(ix)	to determine the terms and restrictions applicable to Restricted Stock and the Restricted Stock purchased by exercising such Restricted Stock; and
(x)	to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and
(xi)
in order to fulfill the purposes of the Plan and without amending the Plan, to modify Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Award.

4

5. Eligibility.

(a) Recipients of Grants. Awards may be granted to eligible Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees.

(b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.  Term of Plan.    Subject to shareholder approval in accordance with Section 20, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for ten (10) years from the date thereof, unless sooner terminated under Section 16 hereof.

7.  Term of Option.    The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

8. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following: In the case of an Option that is:

(A) granted to an Employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Recipient, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) to the extent permitted under Applicable Laws, authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) to the extent permitted under Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

5

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. An Option may not be exercised for a fraction of a Share. Prior to the Listing Date, any Option granted hereunder shall be exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(b)  Termination of Employment or Consulting Relationship. Subject to Section 9(c), in the event of termination of an Optionee's Continuous Status, such Optionee may, but only within three (3) months after the date of such termination (or such other period of time as is determined by the Administrator, but not less than thirty (30) days after the date of such termination and not later than the expiration date of the term of such Option as set forth in the Option Agreement, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months after the date of such termination), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event of termination of an Optionee's Continuous Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6

(d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status, or within thirty (30) days following the termination of the Optionee's Continuous Status, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e) Extension of Exercise Period. Notwithstanding the limitations set forth in Sections 9(b), (c) and (d) above, the Administrator has full power and authority to extend the period of time for which any Option granted under the Plan is to remain exercisable following termination of an Optionee's Continuous Status from the limited period set forth in the written option agreement to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

(f) Rule 16b-3. Options granted to Officer, Director, or greater than ten percent shareholder of the Company shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

(g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. Restricted Stock.

(a) Grant of Restricted Stock. Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant an award of Restricted Stock under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the Restricted Period applicable to such award, the imposition, if any, of any performance-based condition or other restriction on an award of Restricted Stock, the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Restricted Stock. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an award agreement, in the form determined by the Administrator, evidencing the Award. Shares purchased pursuant to the grant of a Restricted Stock shall be referred to herein as "Restricted Stock."

(b) Lapse of Restrictions. With respect to an Award of Restricted Stock, the Administrator shall prescribe in the award agreement, the period in which such Restricted Stock becomes nonforfeitable (the "Restricted Period").

7

(c) Certificates. Each recipient who is granted an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the recipient and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(d) Rights as a Shareholder. Except as otherwise provided in an Award Agreement, the participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

(e) Nontransferability. During the Restricted Period, the recipient of such award shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

(f) Purchase Price. The purchase price for Restricted Stock shall be the Fair Market Value on the date such award is made or at the time the purchase is consummated.

(g) Consideration; Payment. The consideration and method of payment for shares of Restricted Stock shall be as determined by the Administrator. Without limiting the foregoing, the purchase price may be paid (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion, including past services rendered; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(f) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

11. Stock Appreciation Rights.

(a) Grant. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the recipients to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

(b) Exercise and Payment. A Stock Appreciation Right shall entitle the recipient to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Administrator shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

8

(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable award agreement, the Administrator shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Administrator may be changed by the Administrator from time-to-time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Administrator may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

12.  Stock Withholding to Satisfy Withholding Tax Obligations.    At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Restricted Stock, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (I) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with Restricted Stock, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;
(b) once made, the election shall be irrevocable as to the particular Shares of the Option or Restricted Stock as to which the election is made; and
(c) all elections shall be subject to the consent or disapproval of the Administrator.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Restricted Stock is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13. Adjustments Upon Changes in Capitalization, Corporate Transactions.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number of shares of Common Stock covered by each outstanding Award, (ii) the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award or otherwise, (iii) the maximum number of shares of Common Stock for which Awards may be granted to any Employee under the Plan, (iv) the price per share of Common Stock covered by each such outstanding Award, and (v) the number of shares of Common Stock that may be granted in the form of Restricted Stock shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9

(b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. Additionally, the Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and that each Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. If the Administrator makes an Award exercisable or non-forfeitable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the recipient that such Award shall be exercisable for a period of thirty (30) days from the date of such notice, and thereafter will terminate upon the expiration of such period.

14.  Non-transferability of Awards.    An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

15.  Time of Granting of an Award.    The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement with which the Board intends the Plan to comply or if such amendment constitutes a "material amendment." For purposes of the Plan, a "material amendment" shall mean an amendment that (i) materially increases the benefits accruing to participants under the Plan, (ii) materially increases the number of securities that may be issued under the Plan, or (iii) materially modifies the requirements for participation in the Plan.

10

(b) Effect of Amendment or Termination. Notwithstanding the foregoing, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

17.  Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

18.  Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.  Agreements.    Awards shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

20.  Shareholder Approval.    Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether shareholder approval is obtained.

21.  Unfunded Status of Plan.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.

22.  Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

23. Repurchase Rights. Awards may be subject to repurchase rights by the Company, as determined by the Board of the time of the grant; provided, that, prior to the Listing Date, such repurchase rights shall comply with the requirements of the California Code of Regulations.

24. Information Obligation. The Company files an annual report with the US Securities and Exchange Commission which is available on its web site (www.sec.gov). Provision of this report to the shareholders shall be deemed compliance with the information requirements of the California Code of Regulations.

END OF 2006 STOCK INCENTIVE PLAN

11